UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
__________________
Date of Report (Date of earliest event reported) February 12, 2007
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On November 27, 2006, NeuStar, Inc. (“Parent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with B&T Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Followap Inc., a Delaware corporation (the “Company”), and Carmel V.C. Ltd. and Sequoia Seed Capital II L.P. (Israel) as the Holder Representatives (the “Holder Representatives”).
     On November 27, 2006, the Parent completed the merger (the “Merger”) with Merger Sub and the Company pursuant to the Merger Agreement. On November 27, 2006, the Registrant filed a Current Report on Form 8-K (the “Current Report”) to report the Merger. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report. This Current Report on Form 8-K/A provides financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Current Report filed on November 27, 2006.
Item 9.01. Financial Statements and Exhibits
(a)	Audited Financial Statements of Businesses Acquired
The following audited financial statements are attached hereto as Exhibit 99.2:
Report of Independent Auditors
Consolidated Balance Sheets as of December 31, 2005 and 2004
Consolidated Statements of Operations for the years ended December 31, 2005 and 2004
Consolidated Statements of Changes in Shareholders’ Equity for years ended December 31, 2005 and 2004
Consolidated Statements of Cash Flows for the years ended December 31, 2005 and 2004
Notes to Consolidated Financial Statements
(b)	Unaudited Interim Financial Statements of Businesses Acquired
The following unaudited interim financial statements are attached hereto as Exhibit 99.3:
Consolidated Balance Sheets as of September 30, 2006 (unaudited) and December 31, 2005 (audited)
Unaudited Consolidated Statements of Operations for the nine months ended September 30, 2006 and 2005
Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005
Notes to Unaudited Consolidated Financial Statements
(c)	Pro Forma Unaudited Financial Information
The following unaudited pro forma consolidated financial information is attached hereto as Exhibit 99.4 and is incorporated herein by reference:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2006
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

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(d)	Exhibits
The following materials are attached as exhibits to this Current Report on Form 8-K/A:

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 27, 2006, by and among NeuStar, Inc., Followap Inc., B&T Merger Sub, Inc. and Carmel V.C. Ltd. and Sequoia Seed Capital II L.P. (Israel), as Holder Representatives.

23.1	Consent of Independent Auditors

99.1*	Press Release of NeuStar, Inc., dated November 27, 2006.

99.2	Audited consolidated balance sheets as of December 31, 2005 and 2004 and consolidated statements of operations, shareholders’ equity, and cash flows for the years ended December 31, 2005 and 2004 and the notes thereto of Followap Inc., and the report of independent auditors

99.3	Consolidated balance sheets as of September 30, 2006 (unaudited) and December 31, 2005 (audited) and consolidated statements of operations and cash flows for the nine months ended September 30, 2006 and 2005, and the notes thereto of Followap Inc.

99.4	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2006, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005, and unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2006, and the notes thereto of NeuStar, Inc. and Followap Inc.

*	Previously filed as an exhibit to NeuStar, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 27, 2006 (file no. 001-32548).

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Exhibit Index

Exhibit
Number	Description

23.1	Consent of Independent Auditors

99.2	Audited consolidated balance sheets as of December 31, 2005 and 2004 and consolidated statements of operations, shareholders’ equity, and cash flows for the years ended December 31, 2005 and 2004 and the notes thereto of Followap Inc., and the report of independent auditors

99.3	Consolidated balance sheets as of September 30, 2006 (unaudited) and December 31, 2005 (audited) and consolidated statements of operations and cash flows for the nine months ended September 30, 2006 and 2005, and the notes thereto of Followap Inc.

99.4	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2006, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005, and unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2006, and the notes thereto of NeuStar, Inc. and Followap Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2007	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman of the Board of Directors and Chief Executive Officer